Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate
Expected income tax expense at Federal tax rate	$ 1,735	$ 1,782
State tax expense, net of federal benefit	17	55
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(723)	(652)
Effective Income Tax Rate Reconciliation, Other Reconciling Items, Amount	(316)	0
Other, net	20	(42)
Total	$ 693	$ 1,227
Effective tax rate	13.60%	23.40%